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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              November 30, 2000                                  333-64641
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Date of Report (Date of earliest event reported)          Commission File Number

                        PHILIPP BROTHERS CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

           New York                                      13-1840497
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

                                One Parker Plaza
                           Fort Lee, New Jersey 07024
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               (Address of Principal Executive Offices) (Zip Code)

                                 (201) 944-6020
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              (Registrant's telephone number, including area code)

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

Item 2. Acquisition or Disposition of Assets.

      Effective November 30, 2000, the Registrant acquired certain assets relating to the medicated feed additives business of Pfizer Inc. and certain of Pfizer Inc.'s subsidiaries for consideration of $50 million in cash and a promissory note executed in favor of Pfizer in the amount of $40 million. The purchase price is subject to adjustment, and is expected to be reduced, based on closing inventory values, in which event the promissory note may be canceled and replaced with a promissory note for a lesser amount The Asset Purchase Agreement, dated September 28, 2000, among Pfizer Inc., the Asset Selling Corporations (as defined in the Asset Purchase Agreement) and the Registrant (the "Asset Purchase Agreement") requires the Registrant to make contingent payments to Pfizer of up to $65 million over the next five years based on the Registrant achieving specified sales and profit margins for certain products. For further information with respect to the acquisition, reference is made to the Asset Purchase Agreement, which is Exhibit 1 hereto.

      In connection with the acquisition, the Registrant and PNC Bank, National Association (the "Bank") entered into an Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement, dated November 30, 2000 (the "Credit Agreement"). The Credit Agreement, which replaces the Registrant's existing credit facility, provides for total borrowings of up to $85 million. Advances under the Credit Agreement have been used to finance a portion of the acquisition and to pay related fees and expenses and will also be used to provide for working capital requirements of the Registrant.

      Under the terms of the Credit Agreement, interest will be calculated on the outstanding principal balance of (i) the Capital Expenditure Line Note (as defined in the Credit Agreement) at a per annum rate equal to (a) the sum of the base commercial lending rate of the Bank as publicly announced to be in effect from time to time (the "Base Rate") plus one quarter of one percent (1/4%) with respect to Domestic Rate Loans (as defined in the Credit Agreement) and (b) the sum of the Eurodollar Rate (as defined in the Credit Agreement) plus the applicable margin with respect to the Eurodollar Rate Loans (as defined in the Credit Agreement), and (ii) the Revolving Credit Note (as defined in the Credit Agreement) at a per annum rate equal to (a) the Base Rate with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate (as defined in the Credit Agreement) plus the applicable margin with respect to the Eurodollar Rate Loans, provided that, notwithstanding anything in the Credit Agreement to the contrary, so long as any amounts under the Overadvance Availability (as defined in the Credit Agreement) remains outstanding, the rate of interest with respect to the revolving advances (x) in the form of Eurodollar Rate Loans shall be the Eurodollar Rate plus three and 25/100 percent (3.25%) and (y) in the form of Domestic Rate Loans shall be the Base Rate plus 50/100 percent (0.50%).

      The indebtedness incurred under the Credit Agreement is secured by, among other things, a blanket lien on the domestic assets of the Registrant and its subsidiaries and a pledge of the stock of certain of the Registrant's foreign subsidiaries.

      For further information with respect to the Credit Agreement, reference is made to such agreement, which is Exhibit 2 hereto.


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

      Also in connection with the acquisition, the Registrant issued two new series of Redeemable Participating Preferred Shares (the "Preferred Shares") for gross proceeds of $45 million. The net proceeds (after the payment of closing-related fees and expenses) from the sale of Preferred Shares to Palladium Equity Partners II, L.P., Palladum Equity Partners II-A, L.P. and Palladium Equity Investors II, L.P. (collectively, the "Palladium Entities") have been used to finance a portion of the acquisition.

      The Preferred Shares are entitled to cumulative compounded dividends at an annual rate of 15% (which may be adjusted in accordance with the Certificate of Amendment of the Certificate of Incorporation of the Registrant), with mandatory redemption rights exercisable by the holders of the Preferred Shares at any time after the redemption of the $100 million outstanding principal amount of the Registrant's 9-7/8% Senior Subordinated Notes.

      The Registrant, at its option, will be entitled to redeem certain of the Preferred Shares starting on the first anniversary of the acquisition and all of the Preferred Shares starting on the third anniversary of the acquisition. Upon redemption, the Registrant would be required to pay the holders a formula-based Equity Value Amount, as defined in the Company's amended certificate of incorporation.

      Pursuant to the terms of the Stockholders' Agreement dated November 30, 2000 by and among the Registrant, the Palladium Entities and Jack C. Bendheim (the "Stockholders' Agreement"), the Palladium Entities are entitled to designate two members of the Registrant's Board of Directors. The Board of Directors now comprises five directors, including the Palladium Entities' designees.

      For further information with respect to the rights of the holders of the Preferred Shares, reference is made to the Stock Purchase Agreement, dated November 30, 2000 by and among the Registrant and the Palladium Entities, the Certificate of Amendment of the Certificate of Incorporation of the Registrant and the Stockholders' Agreement which are Exhibits 3, 4 and 5 respectively, hereto.

      The acquisition will be accounted for in accordance with the purchase method. The purchase price will be allocated principally to inventory, property, plant, equipment and identifiable intangibles. Property, plant and equipment included in the acquisition consists manufacturing facilities in Guarulhos, Brazil and Rixensart, Belgium which the Registrant intends to continue to use in the manufacturing of medicated feed additives. (In Belgium, the Registrant will operate under a supply agreement with Pfizer until January 31, 2001, at which time it will take title to the manufacturing facility.) The final allocation and useful lives of the assets will be based on an independent valuation to be completed by the Registrant.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a), (b)

In accordance with Instruction 4 of this Item 7, the financial statements and pro forma financial information required by this Item will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date hereof.

(c) Exhibits

Exhibit 1 Asset Purchase Agreement, dated September 28, 2000, among Pfizer Inc., the Asset Selling Corporation and Philipp Brothers Chemicals, Inc. (Incorporated by reference to
                   Exhibit 10.33 to the Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended September 30, 2000)

Exhibit 2 Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement, dated November 30, 2000, between, Philipp Brothers Chemicals, Inc. and PNC Bank National Association.

Exhibit 3 Stock Purchase Agreement, dated as of November 30, 2000, between Philipp Brothers Chemicals, Inc. and the Purchasers (as defined therein).

Exhibit 4 Certificate of Amendment of Certificate of Incorporation of Philipp Brothers Chemicals, Inc., dated November 30, 2000.

Exhibit 5 Stockholders' Agreement, dated as of November 30, 2000 among Philipp Brothers Chemicals, Inc., the Investor Stockholders (as defined therein) and Jack C. Bendheim.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHILIPP BROTHERS CHEMICALS, INC.


                                        By: /s/
                                           -------------------------------------
                                           Jack C. Bendheim
                                           President

Dated: December 14, 2000


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

                                  EXHIBIT INDEX

Exhibit 1 Asset Purchase Agreement, dated September 28, 2000, among Pfizer Inc., the Asset Selling Corporation and Philipp Brothers Chemicals, Inc. (Incorporated by reference to
                   Exhibit 10.33 to the Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended September 30, 2000)

Exhibit 2 Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement, dated November 30, 2000, between, Philipp Brothers Chemicals, Inc. and PNC Bank National Association. (Filed as Exhibit 99.1)

Exhibit 3 Stock Purchase Agreement, dated as of November 30, 2000, between Philipp Brothers Chemicals, Inc. and the Purchasers (as defined therein). (Filed as Exhibit 99.2)

Exhibit 4 Certificate of Amendment of Certificate of Incorporation of Philipp Brothers Chemicals, Inc., dated November 30, 2000. (Filed as Exhibit 3.1)

Exhibit 5 Stockholders' Agreement, dated as of November 30, 2000 among Philipp Brothers Chemicals, Inc., the Investor Stockholders (as defined therein) and Jack C. Bendheim. (Filed as
                   Exhibit 99.3)


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